UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Revised Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject line: DWAC STOCKHOLDERS: Vote on Dec. 19th

Dear Friends,

The 2023 annual stockholders meeting of Digital World Acquisition Corp. (DWAC) is fast approaching and scheduled to take place on December 19th, 2023. Please take a moment and show your support by voting your DWAC shares today and as the DWAC board of directors recommends. The DWAC 2023 annual meeting is another key step in the ongoing efforts to complete the merger with Trump Media & Technology Group (TMTG), which operates the Truth Social platform. Please note that the DWAC board of directors has fixed the close of business on November 17, 2023, as the date for determining the DWAC stockholders entitled to vote at the annual stockholders meeting.

We at TMTG strongly urge DWAC stockholders to VOTE AS SOON AS POSSIBLE. For full access to DWAC’s comprehensive proxy materials – the Proxy Statement, Annual Report, and the Proxy Supplement Statements filed on December 5 and December 8, 2023 – we invite you to visit proxyvote.com. Please use your unique 16-digit control number to review these documents. You may also obtain these documents by requesting them via e-mail from DWAC at info@dwacspac.com.

Every vote matters, so be sure to vote your shares soon. If you have questions or need assistance voting your shares, please contact Alliance Advisors at 877-728-4996. Their call center is open 9:00am – 10:00pm EST Monday through Friday, and 10:00am EST – 5:00pm EST on Saturday and Sunday.

Sincerely,

The Truth Social Team

Additional Information and Where to Find It

Digital World Acquisition Corp. (“DWAC”) has filed with the SEC (i) a definitive proxy statement in connection with its annual meeting of stockholders (“Annual Meeting Proxy Statement”) and (ii) a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with a proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp. (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read (i) the Annual Meeting Proxy Statement for information regarding DWAC’s annual meeting of stockholders, and (ii) the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at https://www.sec.gov/ or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133. For full access to DWAC’s comprehensive annual meeting proxy materials – the Annual Meeting Proxy Statement, Annual Report, and both Proxy Supplement Statements filed on December 5, 2023 and December 8, 2023 – we invite you to visit proxyvote.com. Please use your unique 16-digit control number to review these documents. You may also obtain these documents by requesting them via e-mail from DWAC at info@dwacspac.com.

Participants in Solicitation

DWAC and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the Business Combination and the proposals listed on the Annual Meeting Proxy Statement. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in DWAC’s filings with the SEC, including in the definitive proxy statement/ prospectus, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors who are participants in the solicitation do not have any interests in DWAC other than with respect to their interests in the Business Combination.

Forward-Looking Statements

This e-mail contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this e-mail, including but not limited to: (i) the risk that the Business Combination and may not be completed in a timely manner, by DWAC’s Business Combination deadline or at all, which may adversely affect the price of DWAC’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended and supplemented from time to time, the “Merger Agreement”) by the stockholders of DWAC, (iii) the risk that DWAC may not be able to terminate all of the securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”) pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a private placement (the “PIPE”) and as a result TMTG may determine not proceed with the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of DWAC, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) DWAC’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations, and (xx) those factors discussed in DWAC’s filings with the SEC, including in the Registration Statement filed on November 13, 2023 relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the Registration Statement and in DWAC’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, as filed with the SEC on October 30, 2023 (the “2022 Annual Report”) and in other reports DWAC files with the SEC.

You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither DWAC nor TMTG gives any assurance that DWAC, TMTG, or the combined company, will achieve its expectations.